SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): MARCH 17, 2000



                       PERRY COUNTY FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)




   MISSOURI                      0-25088                   43-1694505
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(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification
incorporation)                                                No.)




14 NORTH JACKSON, PERRYVILLE, MISSOURI                        63775
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(Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (573) 547-4581



                                       N/A
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         (Former name or former address, if changed since last report.)




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Item 5. OTHER EVENTS.


     On March 17, 2000, Perry County Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99, announcing the Company's sale of certain investment securities.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99   Press Release dated March 17, 2000.
















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PERRY COUNTY FINANCIAL CORPORATION



Date: March 29, 2000                By:
                                        -------------------------------------
                                        Leo J. Rozier
                                        President and Chief Financial Officer













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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

    99              Press Release dated March 17, 2000.